EXHIBIT 10.3

                     INTERNATIONAL SPECIALTY PRODUCTS INC.

                   2000 LONG TERM INCENTIVE PLAN AGREEMENT

                                   "O" PLAN

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[Name]
[Address]

[ID]

Pursuant to the ISP 2000 Long Term Incentive Plan (the "Plan"), you are hereby awarded Incentive Units as follows:

         Award No.                             [Number]

         Award Date                            [Date]

         Vesting Schedule                      20%   [Award Date +1 year]
                                               40%   [Award Date +2 years]
                                               60%   [Award Date +3 years]
                                               80%   [Award Date +4 years]
                                               100%  [Award Date +5 years]

         Expiration Date                       [Award Date +6 years]

         Total Number of Units Awarded         [Number]

         Book Value                            [$  .  ]
                                                 -- --

Enclosed please find the ISP 2000 Long Term Incentive Plan Document, and an Exercise Form, which you may use to exercise the units when they become exercisable.

If you have any questions regarding this award, please call Richard Irwin in Corporate Human Resources.


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For International Specialty Products Inc.                          Date